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                                                                     EXHIBIT 4.7
                                                                  EXECUTION COPY


                       HUTCHINSON TECHNOLOGY INCORPORATED
                      2.25% CONVERTIBLE SUBORDINATED NOTES
                                    DUE 2010

                          REGISTRATION RIGHTS AGREEMENT


                                                          New York, New York
                                                   Dated as of February 24, 2003


Salomon Smith Barney Inc.
Needham & Company, Inc.
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         Hutchinson Technology Incorporated, a Minnesota corporation (the "Company"), proposes to issue and sell (the "Initial Placement") to the Purchasers (as defined herein) upon the terms set forth in a purchase agreement dated February 18, 2003 (the "Purchase Agreement") between the Purchasers and the Company, $130,000,000 principal amount (plus up to an additional $20,000,000 aggregate principal amount to cover over-allotments, if any) of its 2.25% Convertible Subordinated Notes due 2010 (the "Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers (i) for the benefit of the Purchasers and (ii) for the benefit of the holders from time to time of the Securities and the Common Stock, par value $0.01 per share (the "Stock", which term shall also include the associated common share purchase rights), of the Company issuable upon conversion of the Securities, including the Purchasers (each of the foregoing a "Holder" and, together, the "Holders"), as follows:

         1. DEFINITIONS. (a) Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or the Final Offering Memorandum, dated February 18, 2003 in respect of the Securities. As used in this Agreement, the following defined terms shall have the following meanings:

         "Act" or "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.


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         "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Commission" means the United States Securities and Exchange
Commission.

         "DTC" means The Depository Trust Company.

         "Effectiveness Period" has the meaning set forth in Section 2 hereof.

         "Electing Holder" has the meaning assigned thereto in Section 3(a)(3) hereof.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Holder" shall have the meaning set forth in the preamble hereto.

         "Indenture" means the Indenture, dated of even date herewith, between the Company and LaSalle Bank National Association, as trustee, as amended and supplemented from time to time in accordance with its terms.

         "Initial Placement" shall have the meaning set forth in the preamble hereto.

         "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 6 hereof.

         "Notice and Questionnaire" means a Selling Securityholder Notice and Questionnaire substantially in the form of Exhibit A hereto.

         "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities.

         "Purchasers" means the Purchasers named in Schedule I to the Purchase Agreement.

         "Registrable Securities" means all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Stock issuable upon conversion of such Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         "Restricted Security" means any Security or share of Stock issuable upon conversion thereof except any such Security or share of Stock which (i) has been transferred pursuant to a Shelf


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Registration Statement or another registration statement covering such Security or share of Stock, which has been filed with the Commission pursuant to the Securities Act, in either case after such registration statement has become, and while such registration is, effective under the Securities Act, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto), or (iii) may be sold or transferred pursuant to Rule 144(k) under the Act (or any successor provision then in force).

         "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

         "Shelf Registration Statement" means a shelf registration statement of the Company pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

         (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities, Common Stock shall be treated as representing the principal amount of Securities which was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

         2. SHELF REGISTRATION. (a) The Company shall, within 90 days following the date of original issuance (the "Issue Date") of the Securities, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 180 calendar days after the Issue Date; provided that if any Securities are issued upon exercise of the over-allotment option granted to the Purchasers in the Purchase Agreement and the date on which such Securities are issued occurs after the Issue Date, the Company will take such steps, prior to the effective date of the Shelf Registration Statement, to ensure that such Securities and Common Stock issuable upon conversion thereof are included in the Shelf Registration Statement on the same terms as the Securities issued on the Issue Date; and provided, further, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration unless such Holder is an Electing Holder.

         (b) If (i) on or prior to 90 days following the date of original issuance of the Securities, a Shelf Registration Statement has not been filed with the Commission, (ii) on or prior to the 180th day following the date of original issuance of the Securities, such Shelf Registration Statement is not declared effective or (iii) the Shelf Registration Statement ceases to be effective prior to two years after the Issue Date or if later, two years from the last date on which any Option Securities were issued upon exercise of the Purchasers' over-allotment option or such earlier date as is provided in Section 2(c) of this Agreement for a period (including any Delay Period) in excess of 60 days, whether or not consecutive, during any 12-month period (each such event referred to in clauses (i), (ii) and (iii) being referred to



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         herein as a "Registration Default"), additional interest ("Liquidated
         Damages") will accrue on the Securities that are Restricted Securities from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date in respect of the Registrable Securities following the date on which such Liquidated Damages begin to accrue, and will accrue (A) at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Registrable Securities outstanding or $2.50 per
         33.5121 shares of Stock, to and including the 90th day following such a Registration Default and (B) at a rate per annum equal to one-half of one percent (0.50%) thereof or $5.00 per 33.5121 shares of Stock, from and after the 91st day following such a Registration Default.

         (c)   The Company shall use its reasonable best efforts:

               (i) To keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders for a period of two years from the Issue Date or if later, two years from the last date on which any Option Securities were issued upon exercise of the Purchasers' over-allotment option or such shorter period that will terminate upon the earliest of the following: (A) when all the Securities and the shares of Stock issuable upon conversion of the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or pursuant to Rule 144 and (B) when, in the written opinion of independent counsel to the Company, all outstanding Registrable Securities held by persons that are not affiliates of the Company may be resold without registration under the Act pursuant to Rule 144(k) under the Act or any successor provision thereto (in any such case, such period being called the "Effectiveness Period"); and

               (ii) After the date the Shelf Registration Statement becomes effective, within 10 Business Days after the request of any Holder of Registrable Securities that is not then an Electing Holder, to take any action necessary and required by law to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(2) hereof; and

               (iii) If at any time, the Securities, pursuant to Article XII of the Indenture, are convertible into securities other than Common Stock, the Company shall, or shall cause any successor under the Indenture to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.

The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, unless (i) such action is required by applicable law, or (ii) the continued effectiveness of the Shelf Registration Statement would require the Company to disclose material non-public information, and the Board of Directors shall have



                                      -4-
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determined in good faith that such disclosure is not in the best interests of the Company; provided that the Company thereafter must promptly comply with the requirements of paragraph 3(j) below, if applicable, and the Company shall be entitled to suspend the use of any prospectus forming a part of an effective Registration Statement under this Section 2 for a reasonable period of time (a "Delay Period"), except that the aggregate number of days included in all Delay Periods during any consecutive 12 months shall not exceed 60 days (whether or not consecutive).

         3. REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement, the following provisions shall apply:

            (a) (1) Not less than 30 calendar days prior to the effective time of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the Holders of Registrable Securities. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the effective time, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein at least 10 days prior to the effective time of the Shelf Registration Statement; provided, however, that Holders of Registrable Securities shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.

               (2) After the effective time of the Shelf Registration Statement, the Company shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company. The Company shall (i) as promptly as practicable after the date a completed and signed Notice and Questionnaire is delivered to the Company, and in any event within 10 Business Days after such date, prepare and file with the SEC (x) a supplement to the Prospectus or, if required by applicable law, a post-effective amendment to the Shelf Registration Statement and (y) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder's Restricted Securities in accordance with applicable law, and (ii) if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to become effective under the Act as promptly as is practicable; provided, however, that if a Notice and Questionnaire is delivered to the Company during a Delay Period, the Company shall not be obligated to take the actions set forth in clauses (i) and (ii) until the termination of such Delay Period.

               (3) The term "Electing Holder" shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(1) or 3(a)(2) hereof.



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               (b) The Company shall furnish to the Purchasers, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein.

               (c) The Company shall promptly take such action as may be necessary so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading. In fulfilling its obligations under this Section 3(c), the Company may rely on the accuracy of any information provided to it by an Electing Holder with respect to that Electing Holder without any independent verification thereof.

                  (d) (1) The Company shall advise the Purchasers and, in the case of clause (i), the Electing Holders, and, if requested by the Purchasers or any such Electing Holder, confirm such advice in writing:

                      (i) when a Shelf Registration Statement and any amendment
               thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                      (ii) of any request by the Commission for amendments or
               supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                  (2) The Company shall advise the Purchasers and the Electing Holders and, if requested by the Purchasers or any such Electing Holder, confirm such advice in writing of:

                      (i) the issuance by the Commission of any stop order
               suspending effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                      (ii) the receipt by the Company of any notification with
               respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                      (iii) the happening of any event that requires the making
               of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).



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               (e) The Company shall use its reasonable best efforts to prevent the issuance and, if issued, to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

               (f) The Company shall furnish to each Electing Holder included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

               (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(d)(2)(iii)) to the use of the Prospectus or any amendment or supplement thereto by each of the Electing Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Effectiveness Period.

               (h) Prior to any offering of Registrable Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Electing Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as any such Electing Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that in no event shall the Company be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof then so subject or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

                  (i) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Electing Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

               (j) Upon the occurrence of any event contemplated by paragraph 3(d)(2)(iii) above, subject to the Company's ability to institute a Delay Period in accordance with Section 2(c), the Company shall promptly prepare a post-effective amendment to any Shelf Registration


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         Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, in each case, for an untrue statement of a material fact or omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of Electing Holders specifically for use therein). If the Company notifies the Electing Holders of the occurrence of any event contemplated by paragraph 3(d)(2)(iii) above, the Electing Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made and shall keep such notification confidential, unless disclosure of such notification is made in connection with a court proceeding or required by law, or information regarding such notification becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

               (k) Not later than the effective date of any Shelf Registration Statement hereunder, the Company shall provide a CUSIP number for the Securities registered under such Shelf Registration Statement.

               (l) The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

               (m) Not later than the effective time of the Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

               (n) The Company may require each Electing Holder of Registrable Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Electing Holder and the distribution of such Registrable Securities as may be required by applicable law or regulation for inclusion in such Shelf Registration Statement and the Company may exclude from such registration the Registrable Securities



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         of any Electing Holder that fails to furnish such information within a reasonable time after receiving such request.

               (o) The Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters, if any, reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

               (p) The Company shall enter into such customary agreements (including underwriting agreements in customary form) to take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 with respect to all persons to be indemnified pursuant to Section 5.

               (q)  The Company shall:

                    (i) (A) make reasonably available for inspection by the
               Electing Holders of Registrable Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Electing Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; and (B) cause the Company's officers, directors and employees to make reasonably available for inspection all relevant information reasonably requested by such Electing Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Electing Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided, further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Electing Holders and other parties reasonably acceptable to the Company;

                    (ii) in connection with any underwritten offering conducted pursuant to Section 6, make such representations and warranties to the Electing Holders of Registrable Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

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                    (iii) in connection with any underwritten offering pursuant to Section 6, obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) in customary form addressed to each Electing Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Electing Holders and underwriters (it being agreed that the matters to be covered by such opinion or written statement by such counsel delivered in connection with such opinions shall include in customary form, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading);

                    (iv) in connection with any underwritten offering pursuant to Section 6, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company who were previously engaged by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement; provided, however, that with regard to Arthur Andersen LLP, the Company may satisfy the requirements of this Section 3(q)(iv) by delivery of an Officer's Certificate substantially similar to the Officer's Certificate delivered to the Purchasers on February 24, 2003 relating to financial information for fiscal periods during which the Company was audited by Arthur Andersen LLP), addressed to each such Electing Holder of Registrable Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                    (v) in connection with any underwritten offering pursuant to
               Section 6, deliver such documents and certificates as may be reasonably requested by any such Electing Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

         The foregoing actions set forth in clauses (ii), (iii), (iv), and (v) of this Section 3(q) shall be performed at each closing under any underwritten offering to the extent required thereunder.

               (r) The Company will use its reasonable best efforts to cause the Stock issuable upon conversion thereof to be listed for quotation on the Nasdaq National Market System or other stock exchange or trading system on which the Stock primarily trades on or prior to the effective date of any Shelf Registration Statement hereunder.

               (s) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD"))
         thereof, whether as an Electing Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws by providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules of the NASD.

               (t) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

         4. REGISTRATION EXPENSES. Except as otherwise provided in Section 6, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 6 hereof.

         5. INDEMNIFICATION AND CONTRIBUTION. (a) In connection with any Shelf Registration Statement, the Company shall indemnify and hold harmless each Electing Holder (including any Purchaser for whom Registrable Securities are included on such Shelf Registration Statement), each underwriter who participates in an offering of Registrable Securities, each person, if any, who controls any of such persons within the meaning of either the Act or the Exchange Act and each of their respective directors, officers, employees and agents against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act (or in any supplement or amendment thereto), or any Prospectus contained therein or furnished by the Company to any indemnified person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified person, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Electing Holder specifically for inclusion therein; provided, further, that the Company shall not be liable to any indemnified person under the indemnity agreement in this subsection (a) with respect to any Shelf Registration Statement or Prospectus to the extent that any such loss, claim, damage or liability of such indemnified person results from the fact that such indemnified person sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Shelf Registration Statement or Prospectus in any case if the Company had previously furnished copies thereof in sufficient quantity to such indemnified person and (b) to the extent the loss, claim, damage or liability of such indemnified person results from an untrue statement or omission of a material fact contained in the Shelf Registration Statement or Prospectus which was subsequently corrected in the Shelf Registration Statement or Prospectus, if (i) the Company had previously furnished copies of such corrected Shelf Registration Statement or Prospectus in sufficient quantity to such indemnified person and (ii) such loss, claim, damage or liability would have been eliminated by the delivery of such corrected Shelf Registration Statement or Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Electing Holder (including any Purchaser for whom Registrable Securities are included on the applicable Shelf Registration Statement) severally and not jointly agrees to indemnify and hold harmless the Company, each underwriter who participates in an offering of Registrable Securities and the other Electing Holders and each of their respective directors, officers, and each person who controls any such person within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Electing Holder and each underwriter who participates in an offering or Registrable Securities, but only with reference to written information relating to such Electing Holder furnished to the Company by or on behalf of the Electing Holder specifically for inclusion in the Shelf Registration Statement or Prospectus (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Electing Holder may otherwise have.

         (c) Promptly after receipt by an indemnified person under this Section 5 of notice of the commencement of any action, such indemnified person will, if a claim in respect thereof is to be made against the indemnifying person under
Section 5(a) or (b), notify the indemnifying person in writing of the commencement thereof; but the failure so to notify the indemnifying person (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying person of substantive rights and defenses; and (ii) will not, in any event, relieve the indemnifying person from any obligations to any indemnified person other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying person shall be entitled to appoint counsel of the indemnifying person's choice at the indemnifying person's expense to represent the indemnified person in any action for which indemnification is sought (in which case the indemnifying person shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified person or persons except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified person. Notwithstanding the indemnifying person's election to appoint counsel to represent the indemnified person in an action, the indemnified person shall have the right to employ separate counsel (including local counsel), and the indemnifying person shall bear the reasonable fees, costs and expenses of such separate counsel if (i) a conflict or potential conflict exists (based upon advice of counsel to the indemnified person) between the indemnified person and the indemnifying person; (ii) the indemnified person shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified persons which are different from or additional to those available to the indemnifying person; (iii) the indemnifying person shall not have employed counsel satisfactory to the indemnified person to represent the indemnified person within a reasonable time after notice of the institution of such action; or (iv) the indemnifying person shall authorize in writing the indemnified person to employ separate counsel at the expense of the indemnifying person. It is understood that the indemnifying person or persons shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified person or persons. Each indemnified person, as a condition of the indemnity agreements contained in Sections 5(a) and 5(b), shall use all reasonable efforts to cooperate with the indemnifying person in the defense of any such action or claim. No indemnifying person shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying person agrees to indemnify and hold harmless any indemnified person from and against any loss or liability by reason of such settlement or judgment. An indemnifying person will not, without the prior written consent of the indemnified persons (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified persons are actual or potential persons to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified person from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified person for any reason, then each applicable indemnifying person severally shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified person may be subject in such proportion as is appropriate to reflect the relative benefits received by the indemnifying person or persons on the one hand and the indemnified person or persons on the other. If the allocation provided by the immediately preceding sentence is unavailable for any reason, then each applicable indemnifying person severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying person or persons on the one hand and such indemnified person or persons on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) of the Registrable Securities to which such Losses relate and benefits received by the Electing Holders shall be deemed to be equal to the value of receiving Registrable Securities that are registered under the Act. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the indemnifying person or persons on the one hand or the indemnified person or persons on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each person who controls an Electing Holder (including any Purchaser for whom Registrable Securities are included on the applicable Shelf Registration Statement) within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Electing Holder (including any Purchaser for whom Registrable Securities are included on the applicable Shelf Registration Statement) shall have the same rights to contribution as such Electing Holder (including any Purchaser for whom Registrable Securities are included on the applicable Shelf Registration Statement), and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and
(ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

         (f) The obligations of an indemnifying person under this Section 5 shall be in addition to any liability which such indemnifying person may otherwise have and shall extend, or not extend, as the case may be, to any indemnified person. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified person at law or in equity.

         6. UNDERWRITTEN OFFERING. The Electing Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in an underwritten offering in accordance with the conditions set forth below. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by, the Electing Holders of a majority of the Registrable Securities to be included in such offering. No Electing Holder may participate in any underwritten offering contemplated hereby unless such Electing Holder (a) agrees to sell such Electing Holder's Registrable Securities in accordance with any approved underwriting arrangements, (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (c) at least 25% of the outstanding Registrable Securities are included in such underwritten offering. The Electing Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and fees and expenses of counsel to the selling securityholders and shall reimburse the Company for the fees and disbursements of their counsel, their independent public accountants and any printing expenses incurred in connection with such underwritten offerings. Notwithstanding the foregoing or the provisions of Section 3(o) hereof, upon receipt of a request from the Managing Underwriter or a representative of Electing Holders of a majority of the Registrable Securities outstanding to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 60 days if the Company in good faith has a valid business reason for such delay.

         7.    MISCELLANEOUS.

         (a) Other Registration Rights. From the date of this Agreement, the Company may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter, if any, of such offering delivers an opinion to the Electing Holders that the total amount of securities which they and the Holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially adversely affect the success of such offering (including the price at which such securities can be sold), then the amount, the number or kind of securities to be offered for the account of Holders of such piggy-back rights granted after the date of this agreement will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included.

         (b) Amendments and Waivers. This Agreement, including this Section 7(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company, the Purchasers and the Holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this
Section 7(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture.

         (d) Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

         (e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflicts of law.

         (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (i) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.


                                       Very truly yours,


                                       HUTCHINSON TECHNOLOGY
                                       INCORPORATED

                                       By   /s/ Ruth N. Bauer
                                         ------------------------
                                         Name: Ruth N. Bauer
                                         Title: Treasurer


The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:


Salomon Smith Barney Inc.
Needham & Company, Inc.



By:     /s/ Randy Moe
       (Salomon Smith Barney Inc.)

                                                                       Exhibit A




                       HUTCHINSON TECHNOLOGY INCORPORATED


                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                          DEADLINE FOR RESPONSE: [DATE]


         The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the Hutchinson Technology Incorporated (the "Company") 2.25% Convertible Subordinated Notes due 2010 (the "Securities") are held.

         The Company is in the process of registering the Securities under the Securities Act of 1933, as amended, for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Selling Securityholder Notice and Questionnaire.

         It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact [Name, address and telephone number of contact at the Company).

             FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE


         The undersigned beneficial holder of 2.25% Convertible Subordinated Notes due 2010 (the "Securities") of Hutchinson Technology Incorporated (the "Company") or shares of common stock issuable upon conversion of the Securities (together with the Securities, the "Restricted Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Restricted Securities in accordance with the terms of the Registration Rights Agreement (the "Registration Rights Agreement") dated as of February 24, 2003 between the Company and the Purchasers named therein. The Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

         In order to sell or otherwise dispose of any Restricted Securities pursuant to the Shelf Registration Statement, a beneficial owner of Restricted Securities generally will be required to be named as a selling securityholder in the related Prospectus, deliver a Prospectus to purchasers of Restricted Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related Prospectus at the time of effectiveness.

         Certain legal consequences may arise from being named as selling securityholders in the Shelf Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related Prospectus.


NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of Restricted Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Restricted Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.       (a)      Full Legal Name of Selling Securityholder:

                  --------------------------------------------------------------


         (b) Full Legal Name of Registered Holder (if not the same as Item 1(a) above) through which Restricted Securities listed in Item 3 below are held (if the Restricted Securities are held through a broker-dealer or other third party and, as a result, you do not know the legal name of the registered holder, please complete Item 1(c) below):

                  --------------------------------------------------------------

         (c) Full legal name of broker-dealer or other third party through which Restricted Securities listed in Item 3 below are held:

                  --------------------------------------------------------------

         (d) Full Legal Name of DTC Participant (if applicable and if not the same as Item 1(b) or (c) above) through which Restricted Securities listed in Item 3 below are held:

                  --------------------------------------------------------------

2.       Address for Notices to Selling Securityholder:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         Telephone:
                   -------------------------------------------------------------

         Fax:
             -------------------------------------------------------------------

         Contact Person:
                        --------------------------------------------------------

3.       Beneficial Ownership of Restricted Securities:

         (a) Type and Principal Amount (or number of shares) of Restricted Securities beneficially owned:

                  --------------------------------------------------------------

         (b)      CUSIP No(s). of such Restricted Securities beneficially owned:

                  --------------------------------------------------------------

Unless otherwise indicated in the space provided below, all Securities and all shares of common stock listed in response to Item 3(a) above, and all shares of common stock issuable upon conversion of the Securities listed in response to
Item 3(a) above, will be included in the Shelf Registration Statement. If the undersigned does not wish all such Securities or shares of common stock to be so included, please indicate below the principal amount or the number of shares to be included:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


4. Beneficial Ownership of other securities of the Company owned by the Selling Securityholder:

         Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Restricted Securities listed above in Item 3.

         (a) Type and Amount of other securities of the Company beneficially owned by the Selling Securityholder:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         (b) CUSIP No(s). of such other securities of the Company beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

5.       Relationship with the Company:

         Except as set forth below, neither the undersigned nor any of its affiliates, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessor or affiliates) during the past three years.

         State any exceptions here:


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


6.       Plan of Distribution

         Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Restricted Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): Such Restricted Securities may be sold from time to time directly by the undersigned or alternatively through underwriters or broker-dealers or agents. If the Restricted Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Restricted Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market,
         (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Restricted Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Restricted Securities, short and deliver Restricted Securities to close out such short positions, or loan or pledge Restricted Securities to broker-dealers that in turn may sell such securities. The Selling Securityholder may pledge or grant a security interest in some or all of the Restricted Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Restricted Securities from time to time pursuant to the Prospectus. The Selling Securityholder also may transfer and donate shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling securityholder for purposes of the Prospectus.

         State any exceptions here:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


         Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Restricted Securities without the prior agreement of the Company.

         The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act relating to Prospectus delivery, in connection with any offering of Restricted Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

         Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

         In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation, amendment or supplement of the Shelf Registration Statement and the related Prospectus.

         By signing below, the undersigned agrees that if the Company notifies the undersigned of the happening of an event that requires the making of any change in the Shelf Registration Statement or the Prospectus so that neither the Shelf Registration Statement nor the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, (i) the undersigned will suspend the use of the Prospectus until the requisite change to the Prospectus has been made, and (ii) that any such notification will be deemed confidential and will be maintained in confidence, unless disclosure of such notification is made in connection with a court proceeding or required by law, or information regarding such notification becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                               Beneficial Owner



                                               By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


Dated:





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                 PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE
                        AND QUESTIONNAIRE TO THE COMPANY:

                       HUTCHINSON TECHNOLOGY INCORPORATED
                        40 WEST HIGHLAND PARK DRIVE N.E.
                        HUTCHINSON, MINNESOTA 55350-9784
                            FACSIMILE: (320) 587-1645
                           ATTENTION: JOHN A. INGLEMAN

                                 WITH A COPY TO:

                               FAEGRE & BENSON LLP
                             2200 WELLS FARGO CENTER
                             90 SOUTH SEVENTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-3901
                            FACSIMILE: (612) 766-1600
                          ATTENTION: PEGGY STEIF ABRAM



















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